                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 6, 2000



                                S1 CORPORATION
                              ------------------
            (Exact name of registrant as specified in its charter)



          DELAWARE                         000-24931                 58-2395199
-----------------------------            ------------            -------------------
(State or other jurisdiction              (Commission               (IRS Employer
      of incorporation)                  File Number)            Identification No.)

          3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
        --------------------------------------------------------------
                   (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                          ------------------


                                 NOT APPLICABLE
        --------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

                  On March 6, 2000, S1 Corporation issued a press release announcing an agreement to acquire Q-Up Systems, Inc., Austin, Texas in a stock-for-stock exchange. A copy of the press release is attached at Exhibit 99.

                  Also on March 6, 2000, S1 held an analyst conference call to discuss the acquisition of Q-Up Systems. The content from the analyst conference is available on S1's home page at www.S1.com. Additionally, the conference will be available for replay at 1-888-203-1112 through March 10, 2000.

                  The Q-Up acquisition is subject to Q-Up shareholder approval, any required regulatory filings and notices, as well as customary closing conditions and mutual due diligence to be completed by March 15, 2000.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.



(a)      Not applicable.



(b)      Not applicable.



(c)      Exhibits.

         99.1     Press release dated March 6, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    S1 CORPORATION
                                    (Registrant)


                                    /s/ Lisa A. Wilkie
                                    ------------------
                                    Lisa A. Wilkie
                                    Controller



Date: March 8, 2000
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                                  Exhibit Index

99.1     Press release dated March 6, 2000.